UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 30, 2007

                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-51958                   20-5361360
(State or other jurisdiction   (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)


                             12670 HIGH BLUFF DRIVE
                           SAN DIEGO, CALIFORNIA 92130
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

(a) On October 30, 2007, the Board of Directors (the "Board of Directors") of NextWave Wireless Inc. ("NextWave") approved amendments, effective upon adoption, to Sections 1 and 3 of Article VII of the Amended and Restated Bylaws of NextWave (the "Bylaws") relating to the issuance and transfer of uncertificated shares. The amendments to the Bylaws were implemented to ensure full compliance with Rule 4350(l) of The NASDAQ Stock Market LLC, which requires all securities listed thereon to be eligible to participate in the Direct Registration System by January 1, 2008.

      A copy of NextWave's Bylaws, as amended and restated, is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference. The foregoing description is qualified by reference to the actual text of the amendments.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                     Description
-----------                     -----------

Exhibit 3.2 Amended and Restated Bylaws of NextWave Wireless Inc., as amended and restated on October 30, 2007.


















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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2007

                                         NEXTWAVE WIRELESS INC.


                                         By:  /s/  Frank A. Cassou
                                            ------------------------------
                                            Frank A. Cassou
                                            Executive Vice President-Corporate
                                            Development, Chief Legal Counsel and
                                            Secretary




















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



                                  EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

Exhibit 3.2 Amended and Restated Bylaws of NextWave Wireless Inc., as amended and restated on October 30, 2007.

























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